                             SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC 20549


                             ----------------------------

                                       FORM 8-K

                                    CURRENT REPORT
                             PURSUANT TO SECTION 13 OR 15 (d)
                             OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event report)     20-May-96


             The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc. (as Seller) under a Pooling and Servicing Agreement dated as of November 30, 1995 providing for the issuance of TMS Auto Grantor Trust Asset Backed Certificates, Series 1995-2)


                                 The Money Store Inc.

                               TMS Auto Holdings, Inc.
  --------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



             Delaware                  33-94518            22-6680064
             --------                  --------            ----------
             State or other          (Commission         (IRS Employer
             jurisdiction of         File Number)          ID Number)
             incorporation)


             2840  Morris  Avenue,     Union,  New  Jersey     07083
          ----------------------------------------------------------
                   (Address of principal executive officer)


             Registrant's Telephone Number,
             including area code:                        908-686-2000
                                                         --------------


                                         n/a
             ----------------------------------------------------------
             (Former name or former address, if changed since last report)



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        ITEM 5  Other Events
                ------------



          Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the May 20, 1996 Remittance Date.





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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        THE MONEY STORE INC.
                        TMS AUTO HOLDINGS, INC.



                        By: /s/ James K. Ransom
                           ---------------------
                           James K. Ransom
                           Vice President









Dated:  May 25, 1996

                       TMS AUTO RECEIVABLES TRUST 1995-2
                      5.90%  Asset  Backed  Certificates
                            SERVICER'S CERTIFICATE

         IN ACCORDANCE WITH SECTION 14.09 OF THE POOLING AND SERVICING
        AGREEMENT DATED AS  OF  DECEMBER 19, 1995, THE MONEY STORE AUTO
           FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
          TO SERIES 1995 - 2 FOR THE MAY 13, 1996 DETERMINATION DATE

         DISTRIBUTION DATE   05/20/96      MONTHLY PERIOD      Apr-96

A. Information Regarding the Current Monthly Distribution :

   I.  CERTIFICATES


       (a) The aggregate amount of the distribution to
            Certificateholders from the Collection Account          2,014,468.38

       (b) The amount of the distribution set forth in  A. 1. (a)
            above in respect of interest from the Collection
            Account                                                   248,674.48

       (c) The amount of the distribution set forth in  A. 1. (a)
            above in respect of principal from the Collection
            Account                                                 1,765,793.90

       (d) The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a
            claim on the Policy (Deficiency Claim Amount)                   0.00

       (e) The amount of the distribution set forth in  A. 1. (a)
            above per $1,000 interest                                 33.5744730

       (f) The amount of the distribution set forth in  A. 1. (b)
            above per $1,000 interest                                  4.1445747

       (g) The amount of the distribution set forth in  A. 1. (c)
            above per $1,000 interest                                 29.4298983

       (h) The amount of the distribution set forth in  A. 1. (d)
            above per $1,000 interest                                  0.0000000


B. Information Regarding the Performance of the Trust :

   I.  POOL AND CERTIFICATE BALANCES

       (a) The Pool Balance as of the close of business
            on the last day of the preceding Monthly Period        52,424,771.77

       (b) The Certificate Balance as of the close of business
            on the last day of the preceding Monthly Period,
            after giving effect to payments allocated to
            principal set forth in Paragraph  A. 1. (c)  above     52,424,771.77

       (c) The Certificate Factor as of the close of business
            on the last day of the preceding Monthly Period            0.8737462

2.    SERVICING FEE

         (a) The aggregate amount of the Servicing Fee paid to the
             Servicer with respect to the preceding Monthly Period
             from the Collection Account                             122,968.79
         (b) The amount of such Servicing Fee per $ 1,000 interest    2.0494798
         (c) The amount of any unpaid Servicing Fee                        0.00
         (d) The change in the amount of any unpaid Servicing Fee
             from the previous Distribution Date                           0.00

3.    OTHER FEES

         (a) The aggregate amount of Trustee Fees paid to the
             Trustee from the Collection Account                         333.33
         (b) The aggregate amount of Insurance Premium paid to the
             Certificate Insurer from the Collection Account          10,921.83

4.    PAYMENT SHORTFALLS

         (a)  The amount of the Interest Carryover Shortfall
              after giving effect to the payments set forth in
              Paragraph A. 1. (b) above                                    0.00
         (b)  The amount of such Interest  Carryover  Shortfall
              per $1,000 Interest                                     0.0000000
         (c)  The change in the amount of the Interest Carryover
              Shortfall from the previous Distribution Date                0.00
         (d)  The amount of the Principal Carryover Shortfall
              after giving effect to the payments set forth in
              Paragraph A. 1. (c) above                                    0.00
         (e)  The amount of such Principal Carryover Shortfall
              per $1,000 Interest                                     0.0000000
         (f)  The change in the amount of the Principal Carryover
              Shortfall from  the  previous  Distribution  Date            0.00

5.    REALIZED LOSSES

         (a)  Realized Losses for the Period funded by the Spread
              Account                                                147,891.18
                  1.  Cram Down Losses               8,575.16
                  2.  Losses on Liquidated
                      Receivables                  139,316.02
         (b)  Aggregate Realized Losses, if any,
                  1.  Preceding Monthly Period         Apr-96        444,204.78
                  2.  Second preceding Monthly Period  Mar-96        296,313.60

6.    PURCHASE AMOUNTS

              The aggregate Purchase Amounts for Receivables,
              if any, that were repurchased in such period                 0.00

7.    PAYAHEAD ACCOUNT

              (a)  The aggregate Payahead Balance                     84,953.80
              (b)  The change in the Payahead Balance from the
                   previous Distribution Date                        (16,855.72
                  (1)  The aggregate Payaheads pursuant to
                       Section 14.03 for the Monthly Period
                       which were transferred from the
                       Collection  Account to the Payahead
                       Account.                           35,331.49
                  (2)  The portion of the Payaheads constituting
                       Scheduled Payments on PreComputed
                       Receivables or the portion that are
                       applied to Prepay a PreComputed Receivable
                       in full  pursuant to Section 14.03 which
                       were transferred from the Payahead
                       Account to the Collection
                       Account.                           52,187.21
              (c)  The investment earnings on funds in the
                   Payahead Account (transferred from the
                   Payahead to the Collection Account) and
                   remitted to the Seller as Supplemental
                   Servicing Fee                                         309.53

                                      (2)


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8.  SPREAD ACCOUNT

        (a)  The Spread Account balance after giving effect to
             distributions made on such Distribution  Date          4,910,189.77
        (b)  The change in the Spread Account balance on such
             Distribution  Date                                       364,446.49
        (c)  The Amount withdrawn from the Spread Account and
             payable to the Certificateholders (Deficiency Claim
             Amount)                           0.00
        (d)  The Amount withdrawn from the Spread Account and
             payable to the Seller  (Remaining Funds).                      0.00
        (e)  The investment earnings on funds in the Spread Account
             (transferred from the Spread to the Collection Account)
             and remitted to the Seller as Supplemental Servicing Fee  16,630.90

9.  THE POLICY

        The amount distributable from the Policy and payable to the Certificateholders, after giving effect to withdrawals from
        the Spread Account (Deficiency Claim Amount)                        0.00


10. THE NOTICES

        (a) Pursuant to Section 14.04, there is a Deficiency Claim Amount of $0.00 to be withdrawn from the Spread Account to fund the amount payable on the related Distribution Date for items (i) thru (v) of Section 14.06 (b)

        (b) Pursuant to Section 14A.02, there is a Deficiency Claim Amount of $0.00 to be withdrawn from the Policy to fund the amount payable on the related Distribution Date for items (i) thru (v) of
              Section 14.06 (b)

11. TERMINATION OF TRUST

        The amount to be distributed to the Certificateholders
        from the Collection Account pursuant to the Termination
        of the Trust ( Section 20.01 )                                      0.00


12. OTHER INFORMATION

        Pursuant to Section 13.09 (b) (i)
        (a)     Delinquency Ratio                4.4346%
        (b)     Average Delinquency Ratio        3.9796%
        (c)     Default Rate                     4.4525%
        (d)     Average Default Rate             5.2683%
        (e)     Net Loss Rate                    3.0850%
        (f)     Average Net Loss Rate            3.4328%

        Pursuant to Section 13.09 (b) (ii)
        Trigger Event occurred as of             NO

        Pursuant to Section 13.09 (b) (iii)
        Prior Trigger Event Deemed Cured  as     NO

        Pursuant to Section 13.09 (b) (iv)
        Insurance Agreement Event of Default     NO

**NOTE**Pursuant to Section 14.02 (b)
        Amount deposited into the Collection
        Account due to mistaken deposits,
        postings or checks returned for
        insufficient funds to be reimbursed to
        the Servicer                                                        0.00

                                   (3)

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I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc.
complied with section 13.09 of the Pooling and Servicing Agreement dated December 19, 1995 pertaining to Series 1995 - 2 in preparing the accompanying Servicer's Certificate.


        THE MONEY STORE AUTO FINANCE INC.






        BY: /s/ HARRY PUGLISI
            --------------------------
                HARRY PUGLISI
                TREASURER



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13.  PRE-FUND ACCOUNT

        (a)  The Pre-Fund Account balance after giving effect to
             distributions made on such Distribution  Date                  0.00
        (b)  The Pre-Fund Account Balance per $ 1,000 interest         0.0000000
        (c)  The Amount withdrawn from the Pre-Fund Account and
             transferred to the Collection Account (payable to the
             Certificateholders)                                            0.00
        (d)  The amount of Pre-Fund Account distribution per $ 1,000
             interest                                                  0.0000000
        (e)  The interest earnings on funds in the Pre-Fund Account
             (transferred from the Pre-Fund to the Collection Account)
             and remitted to the Seller as Supplemental Servicing Fee       0.00

14.    CAPITALIZED INTEREST ACCOUNT

        (a)  The Capitalized Interest Account balance after giving
             effect to distributions made on such Distribution Date         0.00
        (b)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
             Certificateholders)                                            0.00
        (c)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
             Sellers)                                                       0.00
        (e)  The interest earnings on funds in the Capitalized Interest
             Account (transferred from the Capitalized Interest to
             the Collection Account) and remitted to the Seller as
             Supplemental Servicing Fee                                     0.00